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                                                             Exhibit Number 10.4

                                      NOTE

$250,000.00                     Tucker, Georgia              March 31, 1995


FOR VALUE RECEIVED, the undersigned promises to pay to the order of IMPERIAL BANK the principal sum of TWO HUNDRED FIFTY THOUSAND AND NO/100 ($250,000.00) DOLLARS, in legal tender of the United States, with interest thereon, from the date hereof, at a rate of 11.50% per annum on the unpaid balance outstanding, until paid in full. Said principal and interest shall be due and payable as follows:

Being due and payable in 1 payment of principal and interest in the amount of $2,475.73 due May 1, 1995 and with a final balloon payment of all remaining unpaid principal and interest being due June 1, 1995.

Principal and interest are payable at the office of the Holder at: 9920 S. La Cienega Blvd., Inglewood, CA 90301, or at such other place as the Holder thereof may designate in writing.

Any installment not made within TEN (10) days of the due date shall be subject to a late charge of FIVE PERCENT (5%) per annum for each installment not made.

Should any installment not be paid within TEN (10) days of the due date, or should the Maker hereof fail to comply with any of the terms or requirements of a Security Deed and Agreement of even date herewith, and between the parties hereto, as security for this indebtedness, conveying title to real property known as Washington Towne Apartments, 2420 Heaton Drive aka 2438 Stone Road, East Point, GA 30344, and the passage of any grace periods thereunder (each of such events begin a "default" hereunder), the entire unpaid principal sum evidenced by this note, with all accrued interest, shall, at the option of the Holder, and without notice to the undersigned, become due and may be collected forthwith, time being of the essence of this contract. Time is of the essence of the provisions of this Note. It is further agreed that failure of the Holder to exercise this right of accelerating the maturity of the debt, or indulgence granted form time to time, shall in no event be considered as a waiver of such right of acceleration or estop the Holder from exercising such right.

In case this note is collected by law, as through an attorney at law, all reasonable costs of collection, including reasonable attorney's fees, shall be paid by the Maker hereof.


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Maker waives demand, protest and notice of demand, protest and non-payment.

In case of default in the payment of any one of the aforesaid installments, and in case the Holder of this note should elect, on account of such default, to declare the unpaid balance of the principal sum due and payable, said principal sum, or so much thereof as may remain unpaid at the time of such default, shall bear interest at a rate of EIGHTEEN PERCENT (18%) per annum from the date of such default.

This contract is to be construed in all respects and enforced according to the laws of the State of Georgia.

Except for fraud or intentional misrepresentations, neither Maker nor any partner in Maker shall be liable personally to pay this Note or the indebtedness evidenced hereby, and the Holder shall not seek any personal or deficiency judgment on this Note except for fraud or intentional misrepresentations, and the sole remedy of the Holder hereunder or under any of the other documents securing this Note (the "Security Documents") shall (except for fraud, misappropriation of funds or intentional misrepresentations) be under the Security Documents for enforcement thereof or shall otherwise be against the collateral described in the Security Documents (the "Collateral"); provided, however, that the foregoing shall not in any way diminish or affect (i) any rights the Holder may have (as a secured party or otherwise) to, against or with accruing the Note, or (ii) any rights of the Holder against the Maker with respect to any fraud, misappropriation of funds or intentional misrepresentation.

WITNESS the hand seal of each of the undersigned.


                          SEE SIGNATURE PAGE ATTACHED


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SIGNATURE PAGE ATTACHED TO AND MADE A PART OF NOTE, DATED MARCH 31, 1995, AND
                                              ----
EXECUTED BY UNIVERSITY REAL ESTATE PARTNERSHIP V, A CALIFORNIA LIMITED
PARTNERSHIP


UNIVERSITY REAL ESTATE PARTNERSHIP V,
a California limited partnership

By:  University Advisory Company,
     a California general partnership, general partner

     By:  Southmark Investors, Inc.,
          a Nevada corporation, general partner

          By: /s/ Charles B. Brewer           (SEAL)
              ---------------------------------
          NAME:  Charles B. Brewer
          TITLE: Executive Vice President

     By:  Southmark Commercial Management, Inc.,
          a Georgia corporation, general partner

          By: /s/ Charles B. Brewer           (SEAL)
              ---------------------------------
          NAME:  Charles B. Brewer
          TITLE: Executive Vice President

          ATTEST:   /s/ Shawna L. Kaiser
                    ------------------------
                    Shawna Kaiser, Secretary


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